                                                                    EXHIBIT 99.1



                         MED-TECH ENVIRONMENTAL LIMITED

                             MARCH 31, 1998 AND 1997

                                AUDITORS' REPORT



To the shareholders of Med-Tech Environmental Ltd:

We have audited the consolidated balance sheet of Med-Tech Environmental Ltd as at March 31, 1998 and 1997, and the consolidated statements of income, deficit and changes in financial position for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements represent fairly, in all material respects, the financial position of the Company as at March 31, 1998 and 1997 and the results of its operations and the changes in its financial position for the years then ended in accordance with generally accepted accounting principles.

Without qualifying our opinion, we draw attention to note 1(a) in the financial statements which indicates the existence of a material uncertainty which may cast significant doubt about the Company's ability to continue as a going concern.



COLLINS BARROW, CHARTERED ACCOUNTANTS
Toronto, Canada
May 20, 1998
Except as to Notes 11(c) and 11(d) which is as of November 16, 1998

MED-TECH ENVIRONMENTAL LTD
CONSOLIDATED BALANCE SHEET
MARCH 31, 1998


============================================================================================
                                                                    1998                1997
--------------------------------------------------------------------------------------------
ASSETS

 Current assets
     Cash                                                   $          -       $      31,375
     Accounts receivable                                       1,965,398             194,595
     Other receivables                                            46,599                   -
     Subscriptions receivable                                          -              50,000
     Inventory                                                   169,649               5,500
     Prepaid expenses                                             45,693             289,771
     ---------------------------------------------------------------------------------------
                                                               2,227,339             571,241

Capital assets (note 2)                                        1,400,184             510,070
Other assets (note 3)                                          8,751,671             955,875
--------------------------------------------------------------------------------------------
                                                            $ 12,379,194       $   2,037,186
============================================================================================


LIABILITIES

Current liabilities
     Bank indebtedness (note 4)                             $  1,799,618       $           -
     Accounts payable and accrued liabilities                  2,183,460             424,694
     Convertib1e debenture (note 5)                              210,000             200,000
     Current portion of obligations under capital lease           81,315                   -
     Current portion of long-term debt                         5,752,364                   -
     ---------------------------------------------------------------------------------------
                                                              10,026,757             624,694

Obligations under capital leases (note 6)                        290,802                   -
Long-term debt (note 7)                                        2,000,000                   -
--------------------------------------------------------------------------------------------
                                                              12,317,559             624,694
--------------------------------------------------------------------------------------------


SHAREHOLDERS' EQUITY

Capital stock (note 8)                                         6,170,429           2,803,389
Deficit                                                       (6,108,794)         (1,390,897)
--------------------------------------------------------------------------------------------
                                                                  61,635           1,412,492
--------------------------------------------------------------------------------------------
                                                            $ 12,379,194       $   2,037,186
============================================================================================

MED-TECH ENVIRONMENTAL LTD
CONSOLIDATED STATEMENT OF DEFICIT
YEAR ENDED MARCH 31, 1998

============================================================================================
                                                                     1998              1997
--------------------------------------------------------------------------------------------
Deficit, beginning                                          $ (l,390,897)      $    (891,9l8)

Net loss                                                      (4,717,897)           (498,979)
--------------------------------------------------------------------------------------------

Deficit, ending                                             $ (6,108,794)      $  (1,390,897)
============================================================================================

MED-TECH ENVIRONMENTAL LTD
CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED MARCH 31, 1998

==============================================================================
                                                      1998                1997
------------------------------------------------------------------------------

Sales                                         $ 10,983,298       $     392,432

Direct costs                                     6,920,620             298,397
------------------------------------------------------------------------------

Gross margin                                     4,062,678              94,035
------------------------------------------------------------------------------

Operating expenses
     Amortization                                1,068,964              55,925
     Bad debts                                      20,000                   -
     Interest                                    1,467,476                 722
     Financing costs                                     -             106,822
     Office and general                            206,269               7,623
     Premises costs                                449,527              47,281
     Professional fees                             122,666             182,523
     Telephone                                     126,806               6,479
     Wages and benefits                          1,525,864              99,727
     -------------------------------------------------------------------------
                                                 4,987,572             507,102
     -------------------------------------------------------------------------

Loss before the following                         (924,894)           (413,067)

Laidlaw financing and related costs             (1,148,634)                  -
SMS financing and related costs                 (1,448,294)                  -
Loss from discontinued operations (note 9)      (1,218,373)                  -
Gain (loss) on disposal of capital assets           22,298             (85,912)
------------------------------------------------------------------------------
                                                (3,793,003)            (85,912)
------------------------------------------------------------------------------

Net loss                                      $ (4,717,897)      $    (498,979)
==============================================================================

MED-TECH ENVIRONMENTAL LTD
CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
YEAR ENDED MARCH 31, 1998

========================================================================================
                                                                1998                1997
----------------------------------------------------------------------------------------
CASH PROVIDED BY (USED FOR)

Operating activities
     Net loss                                           $ (4,717,897)      $    (498,979)
       Items not affecting cash
         Amortization                                      1,068,964              55,925
         (Gain) loss on disposal of capital assets           (22,298)             85,912
         -------------------------------------------------------------------------------
                                                          (3,671,231)           (357,142)

Changes in non-cash working capital items                     71,293             (94,385)
----------------------------------------------------------------------------------------
                                                          (3,599,938)           (451,527)
----------------------------------------------------------------------------------------

Financing activities
     Issue of common shares                                3,367,040             864,499
     Obligations under capital leases                        372,117                   -
     Increase in long-term debt                            8,097,166                   -
     Repayment of long-term debt                            (500,000)                  -
     Convertible debenture                                    10,000             200,000
     -----------------------------------------------------------------------------------
                                                          11,346,323           1,064,499
     -----------------------------------------------------------------------------------

Investing activity
     Purchase of capital assets                           (1,553,690)           (179,658)
     Proceeds on disposal of capital assets                   16,352                   -
     Increase in goodwill                                 (8,040,040)           (479,332)
     -----------------------------------------------------------------------------------
                                                          (9,577,378)           (658,990)
     -----------------------------------------------------------------------------------
Decrease in cash                                          (1,830,993)            (46,018)

Cash, beginning                                               31,375              77,393
----------------------------------------------------------------------------------------

(Bank indebtedness) cash, ending                        $ (1,799,618)      $      31,375
========================================================================================

MED-TECH ENVIRONMENTAL LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 1998


================================================================================

1.   Significant accounting policies

     Basis of presentation

     These financial statements are prepared in accordance with generally accepted accounting principles in Canada.

     (a) Going concern assumption

         These financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

         Several adverse conditions and events cast substantial assumption upon the validity of this assumption. The Company has incurred significant operating losses in the current year and has a significant working capital deficiency. In addition the Company is in breach of certain financial covenants relating to its bank credit facilities and subordinated debt.

         The Company is dependent on the continued support of its banker and subordinated debt holders and is currently renegotiating its financing arrangements as well as seeking alternate equity funding and pursuing the possibility of an outright sale.

         These financial statements do not reflect adjustments that would be necessary if the "going concern" assumption were not appropriate because management believes that the actions already taken or planned, as described above, will mitigate the adverse conditions and events which raise doubts about the validity of the "going concern" assumption used in preparing these financial statements.

         If the "going concern" assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.

     (b) Business combination

         On April 4, 1997, Med-Tech Environmental Limited ("Med-Tech") acquired all the issued and outstanding capital stock of Laidlaw Medical Services Ltd. ("LMSL") and Med-Tech Environmental Inc., a wholly owned subsidiary of Med-Tech, and acquired all the issued and outstanding capital stock of Laidlaw Medical Services, Inc. (Delaware) ("LMSI"), for $9,200,000. The purchase price was funded by the issue of the Company's capital stock, term and subordinated convertible term debt. The purchase price was allocated equally between LMSL and LMSI. The acquisition was accounted for by the purchase method.

MED-TECH ENVIRONMENTAL LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 1998


================================================================================


    BASIS OF PRESENTATION, CONTINUED

    (c)  Change of name

         During the year, the following companies, by way of articles of amendment, changed their names as follows:

         From                                  To
         Laidlaw Medical Services Ltd.         Med-Tech Environmental (CDA) Ltd.
         Laidlaw Medical Services, Inc.        Med-Tech Environmental (MA) Inc.

    (d)  Principles of consolidation

         These consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Bio-Med Waste Disposal Systems Ltd., Med-Tech Environmental (CDA) Ltd., Med-Tech Environmental Inc., and Med-Tech Environmental (MA) Inc. All significant intercompany accounts and transactions have been eliminated.

    (e) Capital assets are recorded at cost. Amortization is calculated on the following annual rates and methods:


         Furniture and fixtures                 20% declining balance basis
         Computers                              30% declining balance basis
         Trucks                                 30% declining balance basis
         Equipment                              Straight-line over 5 years
         Assets under capital leases            30% declining balance basis

         Leasehold improvements are amortized on a straight line basis over the term of the lease.

    (f) Licenses and goodwill are recorded at cost and amortized on a straight-line basis over a period no greater than 25 years.

    (g)  Foreign currency translation

         Assets and liabilities of integrated foreign subsidiary operations and foreign currency denominated assets and liabilities of Canadian operations are translated into Canadian dollars at exchange rates prevailing at the transaction date for non-monetary items. Revenue and expenses, except amortization, are converted at average exchange rates for the year. Amortization is converted at the same rate as the related assets. Gains or losses on translation are expensed in the year realized or incurred except for the exchange gains or losses on long-term monetary items which are deferred and amortized over the remaining terms of the related items.

MED-TECH ENVIRONMENTAL LTD
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 1998


================================================================================

2.  CAPITAL ASSETS                                                1998         1997
    -------------------------------------------------------------------------------
                                                                   NET          NET
                                               ACCUMULATED        BOOK         BOOK
                                        COST  AMORTIZATION       VALUE        VALUE
    -------------------------------------------------------------------------------
    Furniture and fixtures        $  538,199      529,805   $    8,394   $   11,046
    Computers                        117,549       34,057       83,492       28,328
    Trucks                         1,958,503    1,605,938      352,565       29,687
    Equipment                      1,195,903      814,531      381,372      397,499
    Leasehold improvements           189,338       50,407      138,931       13,395
    Assets under capital leases      508,899       73,469      435,430       30,115
    -------------------------------------------------------------------------------
                                  $4,508,391    3,108,207   $1,400,184   $  510,070
    ===============================================================================

3.  OTHER ASSETS                                                  1998         1997
    -------------------------------------------------------------------------------
                                                                   NET          NET
                                               ACCUMULATED        BOOK         BOOK
                                        COST  AMORTIZATION       VALUE        VALUE
    -------------------------------------------------------------------------------
    Licenses                      $  214,610        23,350  $  191,260   $  201,906
    Goodwill                       9,011,290       450,879   8,560,411      753,969
    -------------------------------------------------------------------------------
                                  $9,225,900       474,229  $8,751,671   $  955,875
    ===============================================================================

4.  BANK INDEBTEDNESS

    The bank indebtedness is secured by a registered general security agreement covering all assets and bears interest at the bank's prime rate plus 100 basis points.

5.  CONVERTIBLE DEBENTURE                                         1998         1997
    -------------------------------------------------------------------------------
    5% convertible debenture to Oriole Point
    Investment Inc., a shareholder; interest
    payable on the 31st day of March in each
    year commencing March 31, 1998, repayable
    upon the earlier of: (i) a distribution to
    the public of securities of the Company
    and (ii) March 31,1999. The Company will
    make mandatory principal prepayments
    commencing April 30, 1998 to the lesser of
    50% of annual free cash flow or $100,000.               $  210,000   $  200,000
    ===============================================================================

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998

     ===========================================================================

     6.  OBLIGATIONS UNDER CAPITAL LEASES                                      1998           1997
         -----------------------------------------------------------------------------------------
         Obligations related to leased trucks
         repayable in monthly instalments of $5,444 at
         interest rates ranging from 8%to 12%                           $   372,117      $       -

         Less current portion                                                81,315              -
         -----------------------------------------------------------------------------------------
                                                                        $   290,802      $       -

         Total payments due in the next 5 years are as follows:

             1999                                                       $    81,315
             2000                                                            88,999
             2001                                                            90,355
             2002                                                            56,680
             2003 and thereafter                                             54,768
             ----------------------------------------------------------------------
                                                                        $   372,117
             ======================================================================

     7.  LONG-TERM DEBT                                                        1998           1997
         -----------------------------------------------------------------------------------------
         4.8% monthly (57.6% per annum) promissory note to
         Oriole Point Investment Inc., a shareholder, due
         October 6, 1997, interest accrued monthly
         commencing October 6, 1997.                                    $   105,000      $       -

         25% non-revolving convertible term facility,
         interest shall be paid monthly at the rate of 12.5%
         per annum, the balance of 12.5% increases the
         amount of the debt, due March 31, 1999, secured by
         a registered general security agreement.                         4,647,364              -

         Term loan, bearing interest at prime plus 200 basis
         points, interest payable monthly, repayable in
         quarterly principal payments of $250,000 plus 75%
         of the free cash flow to a maximum of $1,000,000
         prior to March 31, 1998 and $500,000 every year
         thereafter, secured by a registered general
         security agreement.                                              3,000,000              -
         -----------------------------------------------------------------------------------------
                                                                          7,752,364              -

         Less current portion                                             5,752,364              -
         -----------------------------------------------------------------------------------------
                                                                        $ 2,000,000      $       -
         =========================================================================================

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998

     ===========================================================================


     7.  LONG-TERM DEBT, CONTINUED                              1998        1997
         -----------------------------------------------------------------------

         At year end the company was in default of certain bank covenants and certain covenants pertaining to the non-revolving convertible term facility and is currently renegotiating its financing arrangements.

         Principal payments required in each of tile next three years are as follows:

            1999                                       $   5,752,364
            2000                                           1,000,000
            2001                                           1,000,000
            --------------------------------------------------------
                                                       $   7,752,364
            ========================================================

     8.  CAPITAL STOCK                                          1998        1997
         =======================================================================

         Authorized
             Unlimited number of Class "A" common shares
         Issued
             14,605,000 (1997   9,725,000)
             Class "A" common shares                   $   6,170,429  $2,803,389
         -----------------------------------------------------------------------

         During the year the Company entered into the following transactions involving the issuance of capital stock:

           a) The company issued 2,250,000 Class "A"common shares at $1.00 per share for proceeds of $2,250,000.

           b) 500,000 First Series Warrants were exercised at $1.00 per share for 500,000 Class "A" common shares for $500,000.

           c) 2,000,000 Fourth Series Warrants were exercised at $0.40 per share for 2,000,000 Class "A" common shares for $800,000.

           d) 80,000 corporate share purchase options were exercised at $0.40 each for 80,000 Class "A" common shares for $32,000.

           e) The Company issued 50,000 Class "A" Common shares at $0.40 per share for proceeds of $20,000.

           f) The equity portion of the pro rata share of fees paid to TEGS Capital Corporation on the issue of Class "A" common shares in the amount of $234,960 was charged as a reduction to capital stock.

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998


     ===========================================================================


     The Company has the following warrants and options outstanding:

           a) 3,268,062 First Series Warrants each entitling the holder to subscribe for one Class "A" common share at $100 per share, expiring December 31, 1998.

           b) 500,000 Fourth Series Warrants each entitling the holder to subscribe for one Class "A" common share at $0.40 per share expiring March 21, 1999.

           c) 600,000 Fifth Series Warrants each entitling the holder to subscribe for one Class "A" common share at $0.73 per share, expiring March 31, 2000.

           d) 600,000 Sixth Series Warrants each entitling the holder to subscribe for one Class "A" common share at $1.00 per share, expiring March 31, 2000.

           e) 1,333,333 Retractable Warrants each entitling the holder to subscribe for one Class "A" common share at $0.40 per share, exercisable from the earlier of March 31, 1999 and the prepayment date until the expiry date, which will be two years from the date the Company becomes a reporting issuer in Ontario and the retractable Warrants and Class "A" common shares issuable on their exercise become freely tradeable for the holder or its nominees.

           f) 280,000 Corporate Share Purchase Options to purchase 280,000 Class "A" common shares at the exercise price of $0.40 per share, expiring January 23, 2001.

           g) 480,000 Corporate Share Purchase Options to purchase 480,000 Class "A" common shares at the exercise price of $1.00 per share, expiring November 6, 2002.

           h) 24,000 Corporate Share Purchase Options to purchase 24,000 Class "A" common shares at the exercise price of $0.40 per share, expiring January 23, 2001.

           i) 260,000 Corporate Share Purchase Options to purchase 260,000 Class "A" common shares at the exercise price of $1.00 per share, expiring December 31, 2000.

           j) 300,000 Corporate Share Purchase Options to purchase 300,000 Class "A" common shares at the exercise price of $0.40 per share, expiring March 31, 1999.

           k) 300,000 Corporate Share Purchase Options to purchase 300,000 Class "A" common shares at the exercise price of $1.00 per share, expiring May 31, 1999.

           l) During the year the 138,277 second series warrants and 553,110 third series warrants expired March 31, 1998 without being exercised.

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998


     ===========================================================================


     9.  LOSS FROM DISCONTINUED OPERATIONS

         The Company discontinued its divisions in Etobicoke, Ontario and Gatineau, Quebec. Management has estimated losses related to the discontinued operations and accrued them in these financial statements. Any significant changes to these estimates will be recorded in the period in which they are realized.

     10. ACQUISITION

         Effective April 4 1997, Med-Tech acquired all the issued and outstanding capital stock of Laidlaw Medical Services Ltd. (Canada) and Med-Tech Environmental Inc., a wholly owned subsidiary of "Med-Tech", acquired all the issued and outstanding capital stock of Laidlaw Medical Services, Inc., (Delaware). Both companies operated a medical waste transportation and disposal business. The acquisition has been accounted for by the purchase method and the results of operations have been consolidated from April 4, 1997.

              Current assets                         $   1,744,901
              Capital assets                             2,121,706
              Goodwill                                   8,057,321
              ----------------------------------------------------
                                                     $  11,923,928
              ====================================================

              Current liabilities                    $   1,390,415
              Long term debt                             7,500,000
              Class "A" common shares                    3,033,513
              ----------------------------------------------------
                                                     $  11,923,928
              ====================================================

     11. COMMITMENTS AND CONTINGENCY

         (a) The Company leases operating premises in Brampton, Ontario, St. Catharines, Quebec, Calgary, Alberta and Haverhill, Massachusetts. The minimum annual rentals for the balance of these leases amounts to $244,057.

         (b) The Company has provided the Ministry of the Environment of Ontario with bonds for approximately $136,000 as required by provincial statute.

         (c) The Ministry of the Environment of Ontario and the Massachusetts Department of Environmental Protection have several non-compliance and related charges outstanding. It is not possible at this time to determine the amount, if any, of any fines or damages that may be levied as a result of these non-compliance issues. Any fines or damages incurred as a result of these concerns will be charged to operations in the year they are incurred. Management does not believe that fines levied will be in excess of $15,000 in total.

         (d) As at May 20, 1998 several of the Company's legal counsels had not yet responded to our audit legal enquiry. As at November 16, 1998 the last of the outstanding legal enquiries was received and note 11(c) was amended accordingly.

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998

     ===========================================================================


     10.  COMMITMENTS AND CONTINGENCY, CONTINUED

          (e) Under the terms of the purchase and sale agreement as described in note 1(b) between Allied Waste Industries Inc. ("Allied"), Med-Tech, LMSL and LMSI, Med-Tech has an obligation to obtain a release of Allied's guarantee on the lease at 139-141 Ferry Road, Haverhill, Massachusetts. To date, this obligation to obtain a release has not yet been fulfilled.

          (f) The Company agreed to issue to 1176698 Ontario Limited or its nominees Warrants (the "Unrestricted Warrants") entitling the holder to purchase 2,000,000 Class "A" common shares at an exercise price of $1.00 per share, subject to adjustments. The expiry date of the Unrestricted Warrants will be two years from the date the Company became a reporting issuer and the Unrestricted Warrants and Class "A" common shares issuable on their exercise become freely tradeable for 1176698 Ontario Limited or its nominees.

     12. TAX BENEFITS AVAILABLE

         These financial statements do not reflect potential tax benefits available through the application of losses carried forward against future years' earnings otherwise subject to income taxes. These losses expire approximately as follows:

                1999                                $       1,347,000
                2000                                        3,319,000
                2001                                        2,198,000
                2002                                        1,247,000
                2003                                          410,000
                2004                                        1,122,000
                -----------------------------------------------------
                                                    $       9,643,000
                =====================================================

     13. RELATED PARTY TRANSACTIONS

         During the year the Company incurred the following related party transactions with certain corporate directors, officers and professional firms of these certain directors and officers.

         Professional services expenses                   $   454,035
         Commissions                                          266,000
         Management and consulting services expenses           36,598
         Interest                                              39,264

         At March 31, 1998, $319,150 remains outstanding and is included in accounts payable.

         Management is of the opinion that these transactions are in the normal course of operations and are measured at the exchange amount which is the amount of consideration established and agreed to by the related parties.

     MED-TECH ENVIRONMENTAL LTD
     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     MARCH 31, 1998

     ===========================================================================


     14. RISK MANAGEMENT AND FAIR VALUES

         Financial risk is the risk to Med-Tech's earnings that arise from fluctuations in interest rates and foreign exchange rates and the degree of volatility of these rates. Med-Tech does not use derivative instruments to reduce its exposure to interest and foreign exchange risk. The book value of Med-Tech's financial assets and liabilities approximate amounts for which instruments could be exchanged in a transaction between knowledgeable and willing parties based on public market information.